EXHIBIT 99.1
Whistler CIBC World Markets Investor Conference February 2007

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the Securities and Exchange Commission. Forward Looking Statements

MERCER

Company Overview

- **Mercer is the largest publicly traded NBSK[(1)] market pulp producer in the world**
  - Operates three pulp mills with 1.38 million ADMT[(2)] of capacity

Rosenthal
(Germany)



310,000 ADMT

Stendal
(Germany)



600,000 ADMT

Celgar
(BC, Canada)



470,000 ADMT

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(1) NBSK = northern bleached softwood kraft.
(2) ADMT = air dried metric tonnes.

3

Mercer is the largest publicly traded NBSK market pulp producer in the world NBSK Market Pulp Capacity By Producer

Focus on NBSK market pulp Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities Target profitability in all market conditions Limit ongoing capital requirements Improve efficiency and reduce production costs Focused on continuous improvements Enhance customer relationships Geographic expansion and diversification Our Strategy

Mercer is a rapidly growing company Quarterly revenue growth of over 280% over the last few years Management expects this growth to continue at a rapid pace as a result of pulp price increases, volume gains and the benefits of a global marketing initiative Financial Growth

World Class Assets 3Q05 Mercer versus other top 20 NBSK producers (includes integrated capacity) Large, modern facilities - low capital requirements, high runability State-of-the-art environmental compliance Energy - net producers 900 Technical Age, Years UPM Botnia Mercer Sodra Ilim Heinzel SCA Billerud Canfor Tembec Neenah Paper P&T SFK Pulp Catalyst Paper Weyerhaeuser Stora Enso West Fraser Western Pulp Domtar Bowter Weighted Average Capacity 435,000 t/a Weighted Average Technical Age 19 years Source: Jaakko Poyry Note: Bubble sizes represent market pulp productions Mill Capacity, 1,000 mt/a 0 150 300 450 600 750 0 5 10 15 20 25 30

Canadian Mill Size by Capacity - NBSK <300K 300-500K >500K Celgar 2007 000s metric tonnes/year

Continued efficiency improvement's at Mercer's modern pulp mills Focused exclusively on Pulp Divested all paper assets Acquired a further 7% interest in the Stendal Mill Total cost was 8.1 million EUR of which 6.7 million EUR was paid by note which at Mercer's election can be satisfied with common shares Strengthened management team to address our rapid growth Claes-Inge Isacson (Chief Operating Officer) David Ure (Controller) Jochen Riepl (Managing Director, Stendal) Alan Hitzroth (Mill Manager, Celgar) Appointed George Malpass to Mercer's Board of Directors Mr. Malpass was formerly the CEO and director of a British Columbia based forest company 2006 Milestones

Mercer in Brief I n M illions of EUR (unless otherwise stated) For 9 m onths Ended 2006 For 9 m onths Ended 2005 For 9 m onths Ended 2004 Pulp Production 973,410 Admt 888,347 Admt 231,231Admt Net Sales 501.0 376.4 148.0 Operating EBITDA 99.1 55.1 15.6 I n M illions of EUR (unless otherwise stated) Sept 30, 2006 Sept 30, 2005 Sept 30, 2004 Cash 69.4 89.0 42.6 Total Assets 1,336.3 1,409.2 1,192.7 Market Capitalization (in Millions of USD) 313.2 252.7 150.1 Market Cap/Admt (in USD) 322 284 649 Total Employees 1,563 1,662 1,258

NBSK pulp is a premium product Longer and stronger fibres Generally obtains highest price Primarily produced in Canada and Western Europe Over 90% of worldwide NBSK production comes from these regions NBSK Characteristics

NBSK pulp adds strength to a wide range of paper products Growing demand driven by technological evolution of industry Papers moving toward lighter weights, more coatings/fillers and recycled content NBSK End Uses (2006) Source: Jaakko Poyry Uncoated Mechanical (catalogs & inserts) Tissues Specialties Printing & Writing Papers Coated Mechanical (magazines) Note: Demand over time has been shifting away from less demanding end uses. The end use shift velocity increased in 2006 as a result of Canadian capacity closures which forced consumers to shift away from less demanding end uses.

Locations Locations

Mercer is positioned to take advantage of substantial demand growth Demand growth in Eastern Europe & China higher than global average Significant investments in paper making capacity in China will increase the need for softwood imports China will account for 25% of all market pulp demand by 2020 Global Demand Growth - Market Wood Pulp (2004 to 2020) Source: Jaakko Poyry Western Europe Latin America Eastern Europe Africa Oceania Demand growth %/a North America Japan China Aver. China (incl. Hong Kong) Africa Eastern Europe and CIS Rest of Asia Latin America Oceania North America Western Europe Japan Aver. 0 5.515654965 0 2.019382897 14.6972288 5.515654965 0 2.019382897 14.6972288 0 0 0 2.019382897 14.6972288 4.534248828 0 2.019382897 15.31369173 4.534248828 0 2.019382897 15.31369173 0 0 0 2.019382897 15.31369173 4.292912953 0 2.019382897 18.54935446 4.292912953 0 2.019382897 18.54935446 0 0 0 2.019382897 18.54935446 3.559329663 0 2.019382897 33.49243912 3.559329663 0 2.019382897 33.49243912 0 0 0 2.019382897 33.49243912 2.451755765 0 2.019382897 38.30956343 2.451755765 0 2.019382897 38.30956343 0 0 0 2.019382897 38.30956343 2.251398739 0 2.019382897 39.16977105 2.251398739 0 2.019382897 39.16977105 0 0 0 2.019382897 39.16977105 0.296404965 0 2.019382897 59.33436589 0.296404965 0 2.019382897 59.33436589 0 0 0 2.019382897 59.33436589 0.153562819 0 2.019382897 93.89697853 0.153562819 0 2.019382897 93.89697853 0 0 0 2.019382897 93.89697853 -2.071185713 0 2.019382897 100 -2.071185713 0 2.019382897 100 0 2.019382897 Average Growth: 2.0%/Year

China Softwood Imports 2000 - 2006 Year over Year growth has been steady albeit volatile on a monthly basis Between Nov 2000 and Oct 2006 growth in softwood imports has increased at an average of 17% This growth correlates with China's capacity increases in virgin pulp consuming paper grades Annual growth in NBSK imports is now the equivalent of nearly one Stendal mill per year % per year Share of consumption in 2000 (325 million ADMT) Source: China General Administration of Customs

Pulp Price History Quarterly Average RISI Price Delivered to Northern Europe CAD USD EURO 2000 2002 2001 2004 2003 2005 2006

Recently announced closures and expected shutdowns will reduce supply Approximately 1 million mt of NBSK market pulp capacity Represents approximately 7% of total global NBSK market pulp capacity Reduction in Capacity

Gap between supply and demand may have become negative in 2006 assuming a 1.5% increase in demand coupled with NBSK capacity closures Market is beginning to recognize these fundamentals and the impact on the NBSK commodity should be similar to nickel, steel and copper. Tighter differential will cause NBSK floor prices and average trend prices will increase and pricing will be much more sensitive to events such as strikes, mill downtime and fiber shortages. Supply Demand Tightening Source: Pulp & Paper Products Council

In North America, almost one-half of all recovery boilers are greater than 30 years old The recovery boiler is the heart of the pulp mill and the largest capital item Competitors' Assets are Relatively Old - 0 10 20 30 40 50 60 0% 20% 40% 60% 80% 100 % North America Years since start up Cumulative recovery boiler capacity Source: Jaakko Poyry

The mills with old recovery boilers are characterized as having low production tonnage and as having high costs as a result of old inefficient equipment. It is expected that when these mills need major capital expenditures such as rebuilding their recovery boiler, companies will be faced with a decision to make the investment or shutdown the mill. Many of these companies will decide to shutdown as current low pulp prices and the high cost nature of these mills preclude any reasonable return on investment. This trend has begun with the idling of over 1 million tonnes of Canadian NBSK capacity. We believe this trend will continue with further capacity closures. Potential for Further Mill Closures in North America

Europe: The influence of renewable energy is increasing European producer's wood costs. Residual wood costs have been rising as a result of European demand for pellets and other green energy. With the recent wind storms and a warmer than normal winter prices will moderate as there is an increase in available fiber. Eastern Canada: Quebec has reduced its allowable harvest by 20% to maintain a sustainable wood harvest level. Long term this will cause a regional shortage of wood and higher wood costs for eastern NBSK pulp mills. Over the short term pulp capacity closures happening before sawmill closures that created a short term glut. With large volumes of eastern sawmill production currently down for market conditions, NBSK producers will begin to experience shortages. Pacific Northwest United States: With lumber demand dropping 3.2% over 2005 and forecasts of a further 7% decline the chip supply situation will only continue to tighten. Producers in this region have focused on pulp log chipping and have been forced to purchase saw logs which is putting pricing pressure on sawmills. Mills will be placing an even greater dependence on whole logs chips over the first 3 quarters of 2007. British Columbia: Chip supply has significantly tightened. Consolidation of coastal sawmill ownership has resulted in a rationalization of production and lower chip production. This has forced coastal mills to source chips over great distances from the BC interior tightening chip supply. Chip prices have been rising although not the degree as the Pacific Northwest. Whole log chipping in BC will become more prevalent over the short term. Northern Softwood Fiber Situation:

In the future we believe energy producers will compete over fiber supply with pulp producers and other users of residual (waste wood) In the next ten years gasification technology such as the technology being developed by Choren & Shell will start to compete for fiber both in northern and southern hemisphere driving up prices. Renewable & Bio-energy Impact

With oil trading at $50USD/barrel, wood could have a value of up to approximately 210USD/tonne based on energy value. Companies like German based Choren have been quite successful with their technology converting wood to usable energy sources such as wood to diesel in small scale plants. When these companies start to develop large scale plants to achieve economies of scale they will be looking for areas of the world where fiber is cheap relative to its energy value, which could lead to increased fiber costs for Eucalyptus pulp producers. Renewable & Bioenergy Impact

Fiber Shortage Impact: NBSK competitors may be forced to reduce pulp production either through down time or reduced production to match wood supply NBSK prices will remain high as a result of increased wood costs which will be driven by biomass energy demand and reduced lumber production Further indefinite closures of high cost producers will result in further tightening of the NBSK pulp market Northern Softwood Fiber Situation: